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                                                                   EXHIBIT 10.17


                       ASSIGNMENT AND ASSUMPTION OF LEASE


         THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") is made as of _______________________, 2000 (the "Effective Date"), by and between
_______________________, a _________________________ ("Assignor"), and,
a ____________________________ ("Assignee").

A. Assignor is the tenant under that certain lease set forth on Schedule 1 attached hereto (the "Lease").

B.       Assignee is an affiliate of Assignor.

C. Assignor has agreed to assign to Assignee all of Assignor's right, title, and interest in, to and under the Lease, and Assignee has agreed to assume all of the Assignor's duties and obligations under the Lease in accordance with the terms set forth herein.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing premises and the respective agreements, covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, as of the Effective Date Assignor and Assignee agree as follows:

         1. Assignment. Assignor does hereby assign, transfer, convey and deliver to Assignee, all of Assignor's right, title and interest, in, to and under the Lease.

         2. Assumption. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform and discharge, as and when due, all of the agreements, duties and obligations of Assignor under or in respect of the Lease from and after the Effective Date, and Assignee agrees to be bound by all of the terms and conditions of the Lease. Assignee shall succeed to the rights and interests of Assignor under the Lease.

         3. Indemnity. Assignee agrees to indemnify Assignor and save Assignor harmless from any and all liability, loss, damage, costs and expenses (including reasonable attorneys' fees) that may arise from events occurring after the Effective Date with respect to the Lease. Assignor agrees to indemnify Assignee and save Assignee harmless from any and all liability, loss, damage, costs and expenses (including reasonable attorneys' fees) that may arise from events occurring through the Effective Date with respect to the Lease.

         4. Acceptance of Property. Assignee has inspected the property covered by the Lease (the "Property") and accepts the Property "as is, where is" and "with all faults". Assignor makes no representation or warranty, express or implied, including without limitation any implied warranty of merchantability, fitness for a particular purpose, or suitability for any intended commercial use, with respect to such Property, and Assignee irrevocably waives and releases Assignor from any such warranties. Without limiting the generality of Paragraph 2 above, Assignee hereby expressly assumes any and all obligations of the tenant under the Lease to restore the Property or any part thereof at the expiration or termination of the Lease.



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         5. Limitation of Liability. Except for claims made by third parties that are covered by the indemnification obligations under this Assignment, neither party to this Assignment shall be liable to the other for any special, punitive, indirect, consequential or incidental damages, including without limitation damages for loss of use, revenues, goodwill or profits, whether arising out of any alleged negligence, breach of warranty or contract, strict liability or otherwise, and Assignor and Assignee each hereby irrevocably waive, discharge and release the other from any and all such damages.

         6. Consent by Landlord. The effectiveness of this Assignment is conditioned upon the approval or consent of Landlord, to the extent and in the form that such approval or consent is required under the Lease, which approval Assignor shall use its reasonable efforts to obtain. Assignee agrees to execute such documents and to take such actions as Assignor may reasonably request in connection with obtaining the Landlord's consent or approval to this Assignment. If any consent required by Landlord under the Lease is not received prior to the Effective Date, the Effective Date of this Assignment shall be the date on which such consent is received.

         7. Successors and Assigns. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the Assignor and the Assignee, respectively.

         8. Cooperation. Assignor and Assignee each agree that at any time and from time to time, upon the request of the other, Assignor and Assignee each will execute and deliver any and all such further instruments and documents and take such further action as the other may reasonably request in order to obtain the benefits of this Assignment and of the rights and powers herein granted.

         9. Counterparts; Facsimile Signature. This Assignment may be executed in any number of counterparts, and all of said counterparts when taken together shall constitute one and the same instrument. This Assignment may be delivered via facsimile, and a signed Assignment delivered via facsimile shall be deemed an original for all purposes.

         IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first written above.


ASSIGNOR:                            ASSIGNEE:




By:                                  By:
      -----------------------------         -----------------------------

Name:                                Name:
      -----------------------------         -----------------------------

Its:                                 Its:
      -----------------------------         -----------------------------




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                                 ACKNOWLEDGMENTS


COMMONWEALTH OF MASSACHUSETTS       )
                                    ) ss.
COUNTY OF                           ) ______________, 2000


         On this day, before me, personally appeared _________, who being by me duly sworn, did say that he is the __________ of ____________, a ________________, and acknowledged said instrument to be his free act and deed and the free act and deed of said _______.



                                 -------------------------------
                                 Notary Public
                                 My Commission Expires:




COMMONWEALTH OF MASSACHUSETTS       )
                                    ) ss.
COUNTY OF                           ) ______________, 2000


         On this day, before me, personally appeared _________, who being by me duly sworn, did say that he is the __________ of ____________, a ________________, and acknowledged said instrument to be his free act and deed and the free act and deed of said _______.



                                 -------------------------------
                                 Notary Public
                                 My Commission Expires:




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                                   SCHEDULE 1

                                      LEASE





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